[LOGO] First Security Benefit Life Insurance             SECUREDESIGNS(R) DOLLAR
       and Annuity Company of New York(SM)                        COST AVERAGING

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

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1.  PROVIDE GENERAL ACCOUNT INFORMATION
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

[ ] Application Attached or Contract Number _____________________________________________________________

Name of Owner __________________________________________________________________________________________________________________
              First                                  MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________

Daytime Phone Number ___________________________________ Home Phone Number ______________________________________________________


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2.  SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A.  Effective Date ____________________________________________
                   Date (mm/dd/yyyy - must be between 1st and 28th of the month)

    If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.  Frequency (check one):

    [ ] Monthly   [ ] Quarterly
    [ ] Annually  [ ] Semi-Annually

C.  Option (check one):

    [ ] $__________________ per transfer over _________ months/years.

    [ ] ____________% per transfer over _________ months/years.

    [ ] Fixed Period over _________ months/years.

    [ ] Only Interest/Earnings over _________ months/years.

        (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                                 Please Continue

FSB 237 Supp B (5-06)                            SecureDesigns 32-79902-03 (1/2)

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3.  PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):

______ AIM V.I. Basic Value

______ AIM V.I. Capital Development

______ AIM V.I. Global Health Care

______ AIM V.I. Global Real Estate

______ AIM V.I. International Growth

______ AIM V.I. Mid Cap Core Equity

______ American Century VP Ultra(R)

______ American Century VP Value

______ Dreyfus IP Technology Growth

______ Dreyfus VIF International Value

______ Legg Mason Partners Variable Aggressive Growth

______ Legg Mason Partners Variable Small Cap Growth

______ MFS(R) VIT Research International

______ MFS(R) VIT Total Return

______ MFS(R) VIT Utilities

______ Neuberger Berman AMT Socially Responsive

______ Oppenheimer Main Street Small Cap Fund(R)/VA

______ PIMCO VIT All Asset

______ PIMCO VIT Commodity Real Return Strategy

______ PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

______ PIMCO VIT Low Duration

______ PIMCO VIT Real Return

______ Royce Micro-Cap

______ RVT CLS AdvisorOne Amerigo

______ RVT CLS AdvisorOne Clermont

______ Rydex VT Sector Rotation

______ SBL Alpha Opportunity

______ SBL Diversified Income

______ SBL Enhanced Index

______ SBL Equity

______ SBL Equity Income

______ SBL Global

______ SBL High Yield

______ SBL Large Cap Value

______ SBL Managed Asset Allocation

______ SBL Mid Cap Growth

______ SBL Mid Cap Value

______ SBL Money Market

______ SBL Select 25

______ SBL Small Cap Growth

______ SBL Small Cap Value

______ Van Kampen LIT Com stock

______ Van Kampen LIT Government

______ Van Kampen UIF Equity and Income

______ Fixed Account

TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

______ % AIM V.I. Basic Value

______ % AIM V.I. Capital Development

______ % AIM V.I. Global Health Care

______ % AIM V.I. Global Real Estate

______ % AIM V.I. International Growth

______ % AIM V.I. Mid Cap Core Equity

______ % American Century VP Ultra(R)

______ % American Century VP Value

______ % Dreyfus IP Technology Growth

______ % Dreyfus VIF International Value

______ % Legg Mason Partners Variable Aggressive Growth

______ % Legg Mason Partners Variable Small Cap Growth

______ % MFS(R) VIT Research International

______ % MFS(R) VIT Total Return

______ % MFS(R) VIT Utilities

______ % Neuberger Berman AMT Socially Responsive

______ % Oppenheimer Main Street Small Cap Fund(R)/VA

______ % PIMCO VIT All Asset

______ % PIMCO VIT CommodityRealReturn Strategy

______ % PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

______ % PIMCO VIT Low Duration

______ % PIMCO VIT Real Return

______ % Royce Micro-Cap

______ % RVT CLS AdvisorOne Amerigo

______ % RVT CLS AdvisorOne Clermont

______ % Rydex VT Sector Rotation

______ % SBL Alpha Opportunity

______ % SBL Diversified Income

______ % SBL Enhanced Index

______ % SBL Equity

______ % SBL Equity Income

______ % SBL Global

______ % SBL High Yield

______ % SBL Large Cap Value

______ % SBL Managed Asset Allocation

______ % SBL Mid Cap Growth

______ % SBL Mid Cap Value

______ % SBL Money Market

______ % SBL Select 25

______ % SBL Small Cap Growth

______ % SBL Small Cap Value

______ % Van Kampen LIT Com stock

______ % Van Kampen LIT Government

______ % Van Kampen UIF Equity and Income

______ % Fixed Account

MUST TOTAL 100%

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.


X_________________________________________________________________   X___________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X_________________________________________________________________    ___________________________________________________________
 Signature of Representative (optional)          Date (mm/dd/yyyy)    Print Name of Representative


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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 237 Supp B (5-06)                            SecureDesigns 32-79902-03 (2/2)